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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 1996

   Commission File Number:  1-6828            Commission File Number:  1-7959

          STARWOOD LODGING                            STARWOOD LODGING
               TRUST                                    CORPORATION

    (Exact name of registrant as               (Exact name of registrant as
      specified in its charter)                  specified in its charter)

                Maryland                                Maryland
     (State or other jurisdiction             (State or other jurisdiction
   of incorporation or organization)        of incorporation or organization)

             52-0901263                                52-1193298
(I.R.S. employer identification no.)      (I.R.S. employer identification no.)

11835 W. Olympic Blvd., Suite 695         11835 W. Olympic Blvd., Suite 675
  Los Angeles, California 90064             Los Angeles, California 90064
 (Address of principal executive           (Address of principal executive
   offices, including zip code)              offices, including zip code)

          (310) 575-3900                            (310) 575-3900
 (Registrant's telephone number,           (Registrant's telephone number,
       including area code)                      including area code)

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Item 5.  Other Events.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Starwood Lodging Trust (the "Trust") and Starwood Lodging Corporation (together with the Trust, the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward looking statements of the Company made by or on behalf of the Company.

Item 7.  Financial Statements and Exhibits.

Exhibits

         99.1 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

STARWOOD LODGING TRUST                     STARWOOD LODGING CORPORATION


By: /s/ RONALD C. BROWN                    By: /s/ ALAN M. SCHNAID
   _____________________________              _____________________________
   Ronald C. Brown                            Alan M. Schnaid
   Vice President and                         Corporate Controller
   Chief Financial Officer                    Principal Accounting Officer


Date:  May 16, 1996